SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)  March 10, 2005

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50924 (Commission File Number)	36-4173371 (IRS Employer Identification No.)

1 Lakeland Park Drive

Peabody, MA 01960

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code (978) 535-7668

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

On March 10, 2005, Beacon Roofing Supply, Inc. (the “Company”) is making a presentation at the JP Morgan Small-Cap Conference at the Ritz-Carlton Hotel, Chicago, Illinois. A copy of the Company’s presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibit 99.1—Beacon Roofing Supply, Inc. JP Morgan Small-Cap Conference Presentation

Exhibit Number	Description

99.1	Beacon Roofing Supply, Inc. JP Morgan Small-Cap Conference Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Dated:	March 10, 2005	By:	/s/ David R. Grace
David R. Grace Chief Financial Officer